Exhibit 10.106
OEM PURCHASE AGREEMENT
SEVENTH AMENDMENT
This Seventh Amendment (“Amendment”) is effective as of the date of the last signature hereto (the “Effective Date”) and amends the OEM Purchase Agreement dated December 16, 2002 (“Agreement”) by and between Hewlett-Packard Company a Delaware Corporation having a place of Business located at 20555 SH 249 Houston, Texas 77070, (“HP”) and Brocade Communications Systems, Inc., a Delaware corporation having its principal place of business located at 1745 Technology Drive, San Jose, California 95110 (“Brocade”).
RECITALS
WHEREAS, HP and Brocade have entered into the Agreement pursuant to which HP agreed to purchase and Brocade agreed to sell OEM Products in accordance with the terms and conditions set forth therein; and
WHEREAS, Brocade has developed a [**] that can be used for [**]; and
WHEREAS, Brocade has chosen to provide HP access to Brocade hardware and software for performing [**] and associated support; and
WHEREAS, HP and Brocade desire to enter into a business relationship in which Brocade will provide [**] and support to facilitate HP providing [**] services to HP end user customers;
NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Brocade agree as follows.
1.0	DEFINITIONS
1.1	All capitalized terms not defined in this Amendment shall have the same meaning as set forth in the Agreement.

1.2	[**] shall mean the hardware and the [**] specified in the attached Exhibit A-7, which is intended for use by HP under the terms of this Amendment in the delivery of [**] Services.

1.3	“Advanced Replacement Support” shall mean the Brocade service that provides for the shipment of hardware replacements within two business days as long as the relevant hardware replacement support calls are received by noon, local Brocade support center time. For software support, such Advanced Replacement Support shall include any Fix or Workaround (as both terms are defined in Exhibit D of the Agreement) for the hardware operating system and the [**].

1.4	[**] shall mean the software product specified in the attached Exhibit A-7.

1.5	“[**]” shall mean the [**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

2.0	RELATIONSHIP TO THE AGREEMENT.
2.1	Notwithstanding the fact that the [**] are being attached as Exhibit A-7 to the Agreement, the [**] shall not be considered an OEM Product for the purposes of the Agreement. The [**] The primary purpose of this Amendment is to facilitate HP providing such [**], and not to facilitate the sale of [**]. Notwithstanding the forgoing, the terms and conditions of the Agreement as it relates to the relationship between the parties (including without limitation payment terms, warranty disclaimers, limitation of liability, confidential information, miscellaneous, etc.) shall remain unchanged and shall remain in full force and effect.
3.0	HARDWARE RELATED TERMS.
3.1	Brocade will provide, [**] to HP[**]. All [**] will be shipped, [**] to HP, to an address in the United States provided to Brocade by HP. Title to the [**] hardware equipment will pass to HP upon successful delivery of such hardware equipment to HP. Brocade will be responsible for resolution of any issues associated with the shipment and delivery of this equipment. [**].

3.2	The [**] shall include an initial [**] of Advanced Replacement Support. HP shall have the option, at HP’s sole discretion, to purchase additional one year increments of Advanced Replacement Support for each [**] at the end of the initial warranty period the for fees listed in Exhibit A-7 and also in the attached Addendum to Exhibit C of the Agreement. If HP should choose to purchase such Advanced Replacement Support, HP shall issue a purchase order to Brocade for such Advanced Replacement Support, Brocade will invoice HP and HP shall pay the invoice in accordance with the payment terms of the Agreement.

3.3	HP shall have the option, at HP’s sole discretion, of having Brocade provide [**] additional evaluation [**] (“Evaluation Units”) to the shipping addresses provided by HP to Brocade [**] upon HP’s written request to Brocade to be used solely for evaluation purposes for a period of [**] commencing on the date the units are delivered to HP (the “Evaluation Period”). If HP chooses to request that Brocade send HP the Evaluation Units, HP shall issue a [**] for such Evaluation Units. Brocade shall provide Advanced Replacement Support for the Evaluation Units during Evaluation Period. During the Evaluation Period, HP will have the option, at HP’s sole discretion, to keep [**] of these Evaluation Units [**] to HP by providing written notice to Brocade of such decision (“Election Notice”). If HP decides to keep the Evaluation Units, these units to be governed by the same terms as the [**] described above. At the end of the Evaluation Period, if Brocade has not received either the Evaluation Units or an Election Notice that HP chooses to keep [**] the Evaluation Units, then HP will return the units within [**]. HP shall pay Brocade the fees specified in the attached Addendum to Exhibit C of the Agreement for any [**] provided to end user customers using the Evaluation Units. Brocade will be responsible for resolution of any issues associated with the shipment and delivery of the Evaluation Units. If HP should elect to return such Evaluation Units, HP shall use the RMA process defined in the Agreement. HP shall have the option, at HP’s sole discretion, to purchase additional one year increments of Advanced Replacement Support for each Evaluation Unit at a cost

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

specified in the attached Addendum to Exhibit C of the Agreement which shall begin at the end of the initial warranty period.
3.4	HP shall have the option, at HP’s sole discretion, to purchase additional [**] at a cost specified in the attached Addendum to Exhibit C of the Agreement.

3.5	HP may not rent, lend, or otherwise transfer the [**] to the end user customer and HP will manage any and all dialog with the end user customer as it relates to the [**].
4.0	[**] LICENSE TERMS.
4.1	Subject to the terms and conditions of this Agreement, Brocade and its suppliers grant to HP a non-exclusive, non-transferable license to use the [**] Software in object code form solely for the purpose of operating the [**] for providing [**] to end user customers. HP may transfer [**] among users in the HP Services delivery organization.

4.2	At all times, Brocade shall provide the latest version of the [**] including all patches, fixes and workarounds provided that HP continues to pay the [**]

4.3	[**] fees specified in Exhibit A-7. Such version of the [**] will initially have the offline functionality enabled. Brocade will provide the means for HP to implement such versions of the [**] either by electronic installation of the software by HP or by having the [**] shipped back to Brocade. If it is necessary for [**] to be returned to Brocade for installation of a new version of the [**], then HP shall be responsible for shipping the [**] to Brocade and Brocade shall be responsible for shipping the [**] back to HP.

4.4	HP may make two backup copies of the [**] per [**] as may be permitted by law, provided HP affixes to such copies all trademark, copyright, patent, and notices of other proprietary rights that appear on the original.

4.5	Except as otherwise expressly provided in this Amendment, HP shall have no right, and agrees to not to (i) modify, adapt, change, enhance or create derivative works based upon the [**]; (ii) copy, or otherwise reproduce the [**] in whole or in part; (iii) decompile, translate, reverse engineer, disassemble or otherwise reduce the [**] to human-readable form; (iv) remove, modify or otherwise tamper with any notice or legend containing the [**]. HP’s rights in the [**] will be limited to those expressly granted herein; all rights not expressly granted herein are reserved to Brocade and its suppliers.

4.6	Brocade anticipates adding online functionality to its [**] in the coming months as a separately licensable feature. The pricing for such optional online functionality of the [**] and [**] is subject to negotiation between HP and Brocade.

4.7	If in the future Brocade develops and implements a registration key technology to enforce a metered use of the [**], Brocade will give HP at least 30 days notice of the implementation of such registration key process and such process shall become effective as of the next full HP fiscal quarter. The procedures for implementation

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

of such registration key process shall be as mutually agreed to between HP and Brocade.
5.0	SUPPORT.
5.1	The process for reporting hardware and software defects shall be in accordance with the Advanced Replacement Support practices. Within ten (10) business days of the Effective Date, Brocade will provide HP with instructions and information required by HP to place support calls under the Advanced Replacement Support program regarding defects in the [**] hardware or software.

5.2	Brocade shall provide up to [**] of remote product advice, via telephone or email, to HP on the use of the [**]. Such telephone product advice shall be available to HP during Brocade’s normal business hours. Within ten (10) business days of the Effective Date, Brocade will develop a plan, with input from HP, for the implementation of such remote product advice. Should the volume of such product advice calls to Brocade from HP exceed [**], Brocade shall have the right to limit such calls, or to charge a fee for such additional product advice subject to agreement by HP, and at a cost to be negotiated by HP and Brocade.

5.3	Brocade will provide [**] call center support to HP to assist in fault isolation and resolution of software problems with the [**]. The Brocade website (http://www.brocade.com/support/contacts.jsp) details how to contact the Brocade support organization for such support.
6.0	CONSULTING SERVICES.
6.1	Brocade shall use reasonable commercial efforts to provide on-site consulting for the [**] or to perform the [**]s as a subcontractor to HP, upon HP’s written request and at HP’s sole discretion, for the fees specified in the attached Addendum to Exhibit C of the Agreement. Such services shall be documented in a statement of work and jointly agreed to by HP and Brocade. If HP should choose to purchase such additional on-site consulting, HP shall issue a not-to-exceed purchase order to Brocade for such consulting, Brocade will invoice HP and HP shall pay the invoice in accordance with the payment terms of the Agreement.

6.2	While providing on-site consulting to HP related to the [**], or acting as a subcontractor to HP for performing [**], Brocade will maintain the perception of HP as the primary service provider to the end user customer and shall not make any solicitation for direct Brocade services without the express written consent of the HP Services Regional Business manager or the HP Services project manager.

6.3	Any professional services provided by Brocade to HP or any end user customer shall be governed by the Agreement, unless the parties have entered into a specific agreement related to such professional services. For the professional services delivered outside the United States, the parties acknowledge that such professional services may be contracted for or delivered by their subsidiaries and the Agreement shall apply to all such services, unless the parties have entered into a specific agreement related to such professional services.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

6.4	As the service provider to the end user customer, HP will retain control of the [**] and be point of communication between Brocade and the end user customer for all active [**] engagements including customer selling, support interaction, issue management, and all other dialog associated with the [**] or the [**].
7.0	PAYMENT TERMS.
7.1	When HP uses the [**]or the [**] individually to provide [**], HP shall pay Brocade the [**] specified in the attached Addendum to Exhibit C of the Agreement.

7.2	[**], HP will have the option of requesting that Brocade provide a custom quotation for such projects via the Brocade “deals desk”. Within ten (10) business days of the Effective Date, Brocade will develop a plan, with input from HP, for defining how HP will contact the Brocade “deals desk” to receive a quote for [**]. In no case will the price for such large projects exceed the [**] specified in the attached Addendum to Exhibit C of the Agreement. Brocade will use reasonable commercial efforts to provide such quotations within two (2) business days of receipt of a request for a special quotation from HP. Notwithstanding the foregoing, there will be no charge for [**] in any [**] or for any [**] used in [**] of the [**] product.

7.3	When HP uses the [**] in a [**], HP shall keep a record of all such uses. Within 30 days of the end of each HP fiscal quarter, HP shall issue a purchase order to Brocade for [**] during the previous HP fiscal quarter. The amount of this purchase order will reflect the pricing in the attached Addendum to Exhibit C of the Agreement or the special pricing provided by the Brocade “deal desk”, and the Brocade SKU numbers specified in the attached Addendum to Exhibit C of the Agreement. Brocade will invoice HP, and HP shall pay Brocade, according to the terms of the Agreement. For privacy reasons, end user customer [**] will not be provided or reported to Brocade except for delivery zip code to facilitate Brocade field compensation processes. Brocade reserves the right to validate [**] usage under the terms of this Amendment.
8.0	CONFIDENTIAL INFORMATION.
8.1	Both HP and Brocade acknowledge that information regarding which tools HP uses to provide such [**] is proprietary information and that all activities associated with this service will fall under the confidentiality terms in the OEM Agreement.
9.0	TRAINING
9.1	Brocade grants HP the right to make copies and distribute such copies of the Brocade provided [**] documentation and training materials provided that distribution of such materials shall be limited solely to HP support personnel for internal training of HP Services personnel.

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HP / Brocade CONFIDENTIAL

9.2	In the Americas only, Brocade shall provide HP, at no charge, with training related to performing the [**] for a [**]. HP will use reasonable efforts to ensure that such training takes place within three months of the Effective Date at Brocade or HP training facilities. The exact dates and logistics of such training will be as mutually agreed upon. Similar training will be provided to non-Americas HP personnel if HP elects to keep the Evaluation Units. The details and logistics of such non-Americas training will be as mutually agreed upon.
The parties have caused this Amendment to be executed by their duly authorized representatives as indicated below.

AGREED:

BROCADE COMMUNICATIONS SYSTEMS INC. (“SUPPLIER”)	HEWLETT-PACKARD COMPANY (“HP”)

By:	By:

Name:	Name:

Title:	Title:

AGREED: BROCADE COMMUNICATIONS SWITZERLAND, SARL. (“SUPPLIER”)	HEWLETT-PACKARD COMPANY (“HP”)

By:	By:

Name:	Name:

Title:	Title:

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

Addendum to Exhibit A-7 of the Agreement
[**] and [**] Products Definitions

[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL

Addendum to Exhibit C-1 of the Agreement
[**]
1.	HP shall have the option, at HP’s sole discretion, to purchase additional [**].

2.	HP shall have the option, at HP’s sole discretion, to purchase additional one year increments of Advanced Replacement Support for the [**].

3.	[**] The reimbursement of such [**] shall be subject to and paid in accordance with HP’s then-current internal business expense policy for [**] Any other professional services pricing will be mutually agreed upon by the HP and Brocade.

4.	HP shall pay Brocade [**] using the [**] or the [**]. HP shall use the following Brocade part number on the HP purchase order for such [**].

5.	The unit cost of the [**] and the Advanced Replacement Support are subject to mutually acceptable negotiation as part of regular review of product and services costs.

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
HP / Brocade CONFIDENTIAL